Property and Equipment, Net (Tables)	12 Months Ended
Jun. 30, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment

Property and equipment consisted of the following:

	As of June 30,
	2024	2025
	HKD	HKD	US$
Leasehold improvements	$229,624	$229,624	$29,252
Furniture and fixtures	102,000	102,000	12,994
Office equipment	699,851	767,502	97,772
Subtotal	1,031,475	1,099,126	140,018
Less: accumulated depreciation	(824,822)	(934,081)	(118,993)
Total	$206,653	$165,045	$21,025